
 1717 K Street, NW, Suite 707

 Washington, DC  20006-1504

 Telephone (202) 331-8055

 Fax (202) 331-8190

 TIN: 52-6220193

 Participant I.D.: BTT027

 TIN: 52-6127745

 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment Summary
                                           June 1, 1999 - June 30, 1999
                                                   Transactions
                                                      Market Value    Units
this        Total        Investment
  Date         Description        Dollar Amount        per Unit
Transaction        Units         Balance
 06/01/99   Beginning Balance                          $1,080.9992
    41,493.5304  $44,854,473.17

 06/30/99   Income of $5.8658/unit    244,908.09
 06/30/99   Reinvestment of Income    244,908.09                  228.6200
41,722.1504   44,694,653.35

 06/30/99   Ending Balance                             $1,071.2452
    41,722.1504  $44,694,653.35

                                             Monthly Income Per Unit

                    Ordinary Income    Capital Gains     Operating Expenses
 Net Income

                     $6.2127021009      0.0000000000       (0.3103822133)
5.9023198876


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year     3-Year
5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross        -0.33%      -0.89%     3.65%      8.24%
 8.97%      8.86%         --

  Trust Time-Weighted, Net          -0.36%      -0.99%     3.26%      7.80%
 8.50%      8.35%         --

  Participant Dollar-Weighted, Net  -0.36%      -0.99%     3.26%      7.79%
 8.47%      8.27%          9.09%

<F1>
                              Note:  Returns greater than one year are
annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at redemption than at original purchase.